PROSPECTUS SUPPLEMENT

MAY 1, 2019

THE GUARDIAN INVESTOR VARIABLE ANNUITY B SERIES

AND

THE GUARDIAN INVESTOR VARIABLE ANNUITY L SERIES

ISSUED BY THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectuses dated May 1, 2019 for The Guardian Investor Variable Annuity B Series and The Guardian Investor Variable Annuity L Series, for variable annuity contracts issued through The Guardian Separate Account R.

Effective May 1, 2019, the following replaces the information contained in the May 1, 2019 prospectus with respect to the fund named below:

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk.	U.S. common stocks, bonds and money market instruments. The Adviser attempts to achieve the Fund’s investment objective by following an asset allocation strategy based upon Value Line, Inc.’s proprietary stock market model and other factors that enables the Adviser to periodically shift the assets of the Fund among three types of securities.	EULAV Asset Management 7 Times Square, 21st Floor 42nd Street New York, NY 10036

Except as set forth herein, all other provisions of the prospectuses noted above, as previously supplemented, shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE MOST RECENT PROSPECTUS AVAILABLE AND SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.